AMENDMENT NO. 3 TO THE FIRST AMENDED
         AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
                               OF
                  MID-AMERICA APARTMENTS, L.P.


     Pursuant to Article XI of the First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement") of Mid-America Apartments, L.P. (the "Partnership"), the undersigned, being the sole general partner of the Partnership, hereby further amends the Partnership Agreement as follows:

     Article I of the Partnership Agreement is hereby amended by inserting in the logical alphabetical locations on pages 3, 6 and 7, respectively, the following definitions of Common Units, Preferred Units and Series A Preferred Units, as follows:

     "Common Units" means all Partnership Interests that are not specifically designated as Preferred Units pursuant to Section
4.02(c).

     "Preferred Units" means all Partnership Interests designated and issued by the General Partner from time to time in accordance with the provisions of Section 4.02(c).

     "Series A Preferred Units" means the Partnership Interests of the General Partner acquired with the net proceeds of the issuance by the General Partner of its 9.5% Series A Cumulative Preferred Stock, which Partnership Interests shall have the designations, preferences, privileges, limitations and relative rights set forth in Section 4.02(c)(i) hereof.

In addition, Article I of the Partnership Agreement is amended by deleting in its entirety the second sentence in the definition of "Partnership Unit" on page 6 of the Partnership Agreement.

     Article IV of the Partnership Agreement is hereby amended by adding Section 4.02(c)(i) as follows:

          (i)  9.5% Series A Cumulative Preferred Units.

1. Designation and Number. A series of Preferred Units, designated the "9.5% Series A Cumulative Preferred Units" (the "Series A Preferred Units"), is hereby established. The number of Series A Preferred Units shall be 2,000,000.

2.   Maturity.   The  Series  A Preferred Units  have  no  stated
     maturity and will not be subject to any sinking fund or mandatory redemption.

3. Rank. The Series A Preferred Units will, with respect to distribution rights and rights upon liquidation, dissolution or winding up of the Partnership, rank (i) senior to all classes or series of Common Units of the Partnership, and to all Partnership Interests ranking junior to the Series A Preferred Units with respect to distribution rights or rights upon liquidation, dissolution or winding up of the Partnership; (ii) on a parity with all Partnership Interests issued by the Partnership the terms of which specifically provide that such Partnership Interests rank on a parity with the Series A Preferred Units with respect to distribution rights or rights upon liquidation, dissolution or winding up of the Partnership; and (iii) junior to all existing and future indebtedness of the Partnership. The term "Partnership Interests" does not include convertible debt securities, which will rank senior to the Series A Preferred Units prior to conversion.

4.   Distributions

     (a) Holders of the Series A Preferred Units are entitled to receive, when and as declared by the General Partner out of funds legally available for the payment of distributions, preferential cumulative cash distributions at the rate of 9.5% per annum of the Liquidation Preference (as defined below) per Series A Preferred Unit (equivalent to a fixed annual amount of $2.375 per Series A Preferred Unit). Distributions on the Series A Preferred Units shall be cumulative from the date of original issue and shall be payable monthly in arrears on or before the 15th day of each month, or, if not a business day, the next succeeding business day (each, a "Distribution Payment Date"). The first distribution, which will be paid on November 15, 1996, will be for less than a full month. Such distribution and any distribution payable on the Series A Preferred Units for any partial distribution period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Distributions will be payable to holders of record as they appear in the ownership records of the Partnership at the close of business on the applicable record date, which shall be the first day of the calendar month in which the applicable Distribution Payment Date falls or on such other date designated by the General Partner of the Partnership for the payment of distributions that is not more than 30 nor less than 10 days prior to such Distribution Payment Date (each, a "Distribution Record Date").

     (b) No distributions on Series A Preferred Units shall be declared by the General Partner or paid or set apart for payment by the Partnership at such time as the terms and provisions of any agreement of the Partnership, including any agreement relating to its indebtedness, prohibits such declaration, payment or setting apart for payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law.

     (c)   Notwithstanding  the foregoing, distributions  on  the
Series A Preferred Units will accrue whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are declared. Accrued but unpaid distributions on the Series A Preferred Units will not bear interest and holders of the Series A Preferred Units will not be entitled to any distributions in excess of full cumulative distributions described above. Except as set forth in the next sentence, no distributions will be declared or paid or set apart for payment on any Partnership Interests or any other series of Preferred Units ranking, as to distributions, on a parity with or junior to the Series A Preferred Units (other than a distribution of the Partnership's Common Units or any other class of Partnership Interests ranking junior to the Series A Preferred Units as to distributions and upon liquidation) for any period unless full cumulative distributions have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for such payment on the Series A Preferred Units for all past distribution periods and the then current distribution period. When distributions are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series A Preferred Units and any other series of Preferred Units ranking on a parity as to distributions with the Series A Preferred Units, all distributions declared upon the Series A Preferred Units and any other series of Preferred Units ranking on a parity as to distributions with the Series A Preferred Units shall be declared pro rata so that the amount of distributions declared per Series A Preferred Unit and such other series of Preferred Units shall in all cases bear to each other the same ratio that accrued distributions per Series A Preferred Unit and such other series of Preferred Units (which shall not include any accrual in respect of unpaid distributions for prior distribution periods if such Preferred Units does not have a cumulative distribution) bear to each other.

     (d) Except as provided in the immediately preceding paragraph, unless full cumulative distributions on the Series A Preferred Units have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for payment for all past distribution periods and the then current distribution period, no distributions (other than in Common Units or other Partnership Interests ranking junior to the Series A Preferred Units as to distributions and upon liquidation) shall be declared or paid or set aside for payment nor shall any other distribution be declared or made upon the Common Units, or any other Partnership Interests in the Partnership ranking junior to or on a parity with the Series A Preferred Units as to distributions or upon liquidation, nor shall any Common Units, or any other Partnership Interests in the Partnership ranking junior to or on a parity with the Series A Preferred Units as to distributions or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such shares) by the Partnership. Holders of Series A Preferred Units shall not be entitled to any distribution, whether payable in cash, property or securities, in excess of full cumulative distributions on the Series A Preferred Units as provided above. Any distribution payment made on Series A Preferred Units shall first be credited against the earliest accrued but unpaid distribution due with respect to such Series A Preferred Units which remains payable.

5. Liquidation Preference. Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Partnership, the holders of Series A Preferred Units are entitled to be paid out of the assets of the Partnership legally available for distribution to its partners a liquidation preference of $25 per Series A Preferred Unit (the "Liquidation Preference"), plus an amount equal to any accrued and unpaid distributions to the date of payment, but without interest, before any distribution of assets is made to holders of Common Units or any other class or series of Partnership Interests in the Partnership that ranks junior to the Series A Preferred Units as to liquidation rights. The Partnership will promptly provide to the holders of Series A Preferred Units written notice of any event triggering the right to receive such Liquidation Preference. After payment of the full amount of the Liquidation Preference, plus any accrued and unpaid distributions to which they are entitled, the holders of Series A Preferred Units will have no right or claim to any of the remaining assets of the Partnership. The consolidation or merger of the Partnership with or into any other partnership, corporation, trust or entity or of any other partnership or corporation with or into the Partnership, or the sale, lease or conveyance of all or substantially all of the property or business of the Partnership, shall not be deemed to constitute a liquidation, dissolution or winding up of the Partnership.

6.   Redemption.

     (a) The Series A Preferred Units are not redeemable prior to November 1, 2001. On and after November 1, 2001, the Partnership, at its option upon not less than 30 nor more than 60 days' written notice, may redeem the Series A Preferred Units, in whole or in part, at any time or from time to time, for cash at a redemption price of $25 per Series A Preferred Unit, plus all accrued and unpaid distributions thereon to the date fixed for redemption, without interest. Holders of Series A Preferred
Units  to  be  redeemed shall surrender such Series  A  Preferred
Units at the place designated in such notice and shall be entitled to the redemption price and any accrued and unpaid distributions payable upon such redemption following such surrender. If notice of redemption of any Series A Preferred Units has been given and if the funds necessary for such redemption have been set aside by the Partnership in trust for the benefit of the holders of any Series A Preferred Units so called for redemption, then from and after the redemption date distributions will cease to accrue on such Series A Preferred Units, such Series A Preferred Units shall no longer be deemed outstanding and all rights of the holders of such series A Preferred Units will terminate, except the right to receive the redemption price. If less than all of the outstanding Series A Preferred Units are to be redeemed, the Series A Preferred Units to be redeemed shall be selected pro rata (as nearly as may be practicable without creating fractional Series A Preferred Units) or by any other equitable method determined by the General Partner.

     (b) Unless full cumulative distributions on all Series A Preferred Units shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past distribution periods and the then current distribution period, no Series A Preferred Units shall be redeemed unless all outstanding Series A Preferred Units are simultaneously redeemed and the Partnership shall not purchase or otherwise acquire directly or indirectly any Series A Preferred Units (except by exchange for Partnership Interests of the Partnership ranking junior to the Series A Preferred Units as to distributions and upon liquidation); provided, however, that the foregoing shall not prevent the purchase or acquisition of Series A Preferred Units pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding Series A Preferred Units.
     (c) Notice of redemption will be given by publication in a newspaper of general circulation in the City of New York, such publication to be made once a week for two successive weeks commencing not less than 30 nor more than 60 days prior to the redemption date. A similar notice will be mailed by the Partnership, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the respective holders of record of the Series A Preferred Units to be redeemed at their respective addresses as they appear on the stock transfer records of the Partnership. No failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any Series A Preferred Units except as to the holder to whom notice was defective or not given. Each notice shall state: (i) the redemption date; (ii) the redemption price; (iii) the number of Series A Preferred Units to be redeemed; (iv) the place or places where the Series A Preferred Units are to be surrendered for payment of the redemption price; and (v) that distributions on the shares to be redeemed will cease to accrue on such redemption date. If less than all of the Series A Preferred Units held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of Series A Preferred Units held by such holder to be redeemed.

     (d)   Immediately  prior  to  any  redemption  of  Series  A
Preferred Units, the Partnership shall pay, in cash, any accumulated and unpaid distributions through the redemption date, unless a redemption date falls after a Distribution Record Date and prior to the corresponding Distribution Payment Date, in which case each holder of Series A Preferred Units at the close of business on such Distribution Record Date shall be entitled to the distribution payable on such shares on the corresponding Distribution Payment Date notwithstanding the redemption of such shares before such Distribution Payment Date.

7. Voting Rights. Holders of the Series A Preferred Units will not have any voting rights.

8. Conversion. The Series A Preferred Units are not redeemable for, convertible into or exchangeable for any other property or securities of the Partnership.

     Article V, Section 5.01 is hereby amended by adding the following sentences as the last two sentences of subsection (a) thereof:

     "Notwithstanding the foregoing, gross income of the Partnership for each fiscal year of the Partnership shall first be allocated to the holders of any series of the Partnership's Preferred Units in an amount equal to the distributions in respect of such Preferred Units required by the terms of such Preferred Units as set forth above, and no Profit in excess of that amount shall be allocated to such holders. In no event shall Loss be allocated to holders of any series of the Partnership's Preferred Units"

     Article  V,  Section  5.02  is  hereby  amended  by   adding
subsection (b) as follows:

     (b) Notwithstanding the discretion given to the General Partner in subsection (a) above, the General Partner shall cause the Partnership to distribute to the holders of any series of the Partnership's Preferred Units, prior to any distributions to the holders of Common Units, such amounts at such times as shall be required by the appropriate designating amendment to the Partnership Agreement adopted pursuant to Section 4.02 hereof.

     IN WITNESS WHEREOF, the foregoing Amendment No. 3 to the First Amended and Restated Agreement of Limited Partnership of Mid-America Apartments, L.P. has been signed and delivered as of this 10th day of October, 1996 by the undersigned as general partner of the Partnership.


                         MID-AMERICA APARTMENT COMMUNITIES, INC.
                         as General Partner


                         By: /s/ George E. Cates
                             --------------------
                         Title:     President